UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 22, 2011 (December 31, 2010)
VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code (615) 665-6000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

Ex-2.1

Ex-2.2

Ex-2.3

Ex-2.4

Ex-2.5

Ex-2.6

Ex-2.7

Ex-99.1

Ex-99.2

Ex-99.3

Ex-99.4

Ex-99.5

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     Vanguard Health Systems, Inc. (“Vanguard”), a Delaware corporation, hereby amends its Current Report on Form 8-K, dated January 5, 2011, and information relating to the acquisition of substantially all of the assets and liabilities of The Detroit Medical Center (“DMC”), a Michigan non-profit corporation, by Vanguard effective January 1, 2011. DMC, together with its affiliates, owned and operated eight acute care and specialty hospitals in the Detroit, Michigan metropolitan area and related healthcare facilities. These eight hospitals include DMC Children’s Hospital of Michigan, DMC Detroit Receiving Hospital, DMC Harper University Hospital, DMC Huron Valley-Sinai Hospital, DMC Hutzel Women’s Hospital, DMC Rehabilitation Institute of Michigan, DMC Sinai-Grace Hospital and DMC Surgery Hospital with a combined 1,734 licensed beds. The cash purchase price for the acquired DMC assets paid on the closing date of December 31, 2010 was $368.1 million and was funded with cash on hand. Vanguard is filing this Amendment on Form 8-K/A for the purpose of including the following required financial statements and pro forma financial information with respect to the acquisition of DMC in accordance with the requirements of Item 9.01 of Form 8-K.
(a)	Financial statements of businesses acquired.

The required audited consolidated financial statements of The Detroit Medical Center and subsidiaries as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007, included herewith as Exhibit 99.1.

The required interim condensed consolidated financial statements of The Detroit Medical Center and subsidiaries as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009, included herewith as Exhibit 99.2.

(b)	Pro forma financial information.

The required unaudited pro forma condensed combined financial information of Vanguard and its subsidiaries, giving effect to the acquisition of DMC as if it had occurred on September 30, 2010, as to the balance sheet, and as if it had occurred as of July 1, 2009, as to the statement of operations for the year ended June 30, 2010 and three months ended September 30, 2010, included herewith as Exhibit 99.3.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are listed in the Exhibit Index that is located at the end of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC.
BY:	/s/ Gary D. Willis
Gary D. Willis
Senior Vice President, Controller and Chief Accounting Officer

Date: February 22, 2011

EXHIBIT INDEX

Exhibit
Number	Description

2.1
Purchase and Sale Agreement dated as of June 10, 2010, by and among The Detroit Medical Center, Harper-Hutzel Hospital*, Detroit Receiving Hospital and University Health Center*, Children’s Hospital of Michigan*, Rehabilitation Institute, Inc.*, Sinai Hospital of Greater Detroit*, Huron Valley Hospital, Inc.*, Detroit Medical Center Cooperative Services*, DMC Orthopedic Billing Associates, LLC*, Metro TPA Services, Inc.* and Michigan Mobile PET CT, LLC *(collectively, as Seller) and VHS of Michigan, Inc.**, VHS Harper-Hutzel Hospital, Inc.**, VHS Detroit Receiving Hospital, Inc.**, VHS Children's Hospital of Michigan, Inc.**, VHS Rehabilitation Institute of Michigan, Inc.**, VHS Sinai-Grace Hospital, Inc.**, VHS Huron Valley-Sinai Hospital, Inc.**, VHS Detroit Businesses, Inc.** and VHS Detroit Ventures, Inc.** (collectively, as Buyer) and Vanguard Health Systems, Inc. ( Incorporated by reference from Exhibit 2 to the Registrant's Current Report on Form 8-K, dated June 15, 2010, File No. 333-71934)

2.2
Amendment No. 1 to Purchase and Sale Agreement, dated as of October 29, 2010, by and among The Detroit Medical Center, DMC Primary Care Services II*, Healthsource*, Vanguard Health Systems, Inc., VHS Physicians of Michigan**, CRNAs of Michigan** and VHS University Laboratories, Inc.** ( Incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, dated November 4, 2010, File No. 333-71934)

2.3
Amendment No. 2 to Purchase and Sale Agreement, dated as of November 13, 2010, by and among The Detroit Medical Center and Vanguard Health Systems, Inc.( Incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, dated November 18, 2010, File No. 333-71934)

2.4
Amendment No. 3 to Purchase and Sale Agreement, dated as of December 31, 2010, by and among The Detroit Medical Center and Vanguard Health Systems, Inc. (Incorporated by reference from Exhibit 2.4 of the Registrant’s Current Report on Form 8-K, dated January 5, 2011, File No. 333-71934)

2.5
Amendment No. 4 to Purchase and Sale Agreement, dated as of December 31, 2010, by and among The Detroit Medical Center and Vanguard Health Systems, Inc. (Incorporated by reference from Exhibit 2.5 of the Registrant’s Current Report on Form 8-K, dated January 5, 2011, File No. 333-71934)

2.6
Settlement Agreement effective as of December 31, 2010, by and among The Detroit Medical Center, Vanguard Health Systems, Inc. and the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services (Incorporated by reference from Exhibit 2.6 of the Registrant’s Current Report on Form 8-K, dated January 5, 2011, File No. 333-71934)

2.7
Letter Agreement dated July 16, 2010, amending Section 5.2(b) of that certain Purchase and Sale Agreement dated as of June 10, 2010, by and among The Detroit Medical Center, Harper-Hutzel Hospital*, Detroit Receiving Hospital and University Health Center*, Children’s Hospital of Michigan*, Rehabilitation Institute, Inc.*, Sinai Hospital of Greater Detroit*, Huron Valley Hospital, Inc.*, Detroit Medical Center Cooperative Services*, DMC Orthopedic Billing Associates, LLC*, Metro TPA Services, Inc.* and Michigan Mobile PET CT, LLC** (collectively, as Seller) and VHS of Michigan, Inc.**, VHS Harper-Hutzel Hospital, Inc.**, VHS Detroit Receiving Hospital, Inc.**, VHS Children’s Hospital of Michigan, Inc.**, VHS Rehabilitation Institute of Michigan, Inc.**, VHS Sinai-Grace Hospital, Inc.**, VHS Huron Valley-Sinai Hospital, Inc.**, VHS Detroit Businesses, Inc.** and VHS Detroit Ventures, Inc.** (collectively, as Buyer) and Vanguard Health Systems, Inc. ( Incorporated by reference from Exhibit 2.1 to the Registrant’s Quarterly Report on Form 10-Q, for the quarterly period ended September 30, 2010, File No. 333-71934)

99.1
Audited consolidated financial statements of The Detroit Medical Center and subsidiaries as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, together with Report of Independent Auditors.

99.2	Unaudited interim condensed consolidated financial statements of The Detroit Medical Center and subsidiaries as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009.

99.3
Unaudited pro forma condensed combined financial information of Vanguard and its subsidiaries as of September 30, 2010, and for the year ended June 30, 2010 and the three months ended September 30, 2010.

99.4
Press Release of Vanguard Health Systems, Inc. and the Detroit Medical Center dated December 30, 2010 relating to the expected closing date of the DMC Acquisition. (Incorporated by reference from Exhibit 99.1 of the Registrant’s Current Report on Form 8-K, dated January 5, 2011, File No. 333-71934)

99.5
Press Release of Vanguard Health Systems, Inc. dated December 31, 2010 relating to the completion of the DMC Acquisition. (Incorporated by reference from Exhibit 99.2 of the Registrant’s Current Report on Form 8-K, dated January 5, 2011, File No. 333-71934)

*	Affiliate of The Detroit Medical Center

**	Wholly-owned subsidiary of Vanguard Health Systems, Inc.